                                                                   EXHIBIT 10.7

                      CONTINUING LETTER OF CREDIT AGREEMENT

                              (Security Agreement)

                                                          Date:    Oct. 25, 1999
                                                               -----------------

TO:      COMERICA BANK-CALIFORNIA
         International Banking Department
         333 W. Santa Clara Street
         San Jose, California
         95113

Gentlemen:

     In consideration of your issuance of letters of credit at your option from time to time substantially in accordance with our applications therefor, as the same may be amended with our agreement or consent, we hereby agree that, except as you and we shall otherwise specifically agree in writing in each instance, the Terms and Conditions hereinafter set forth shall apply to each such application and to each letter of credit issued pursuant to such application.



     TELEVIDEO, INC.
--------------------------------------------------------------
(Applicant)

     2345 HARRIS WAY
--------------------------------------------------------------
(Address)

     SAN JOSE, CA 95131
--------------------------------------------------------------

     /s/ [ILLEGIBLE], CEO & CHAIRMAN
--------------------------------------------------------------
(Authorized Signature) (Title)

                             PLEASE SIGN OFFICIALLY



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                              TERMS AND CONDITIONS

     In these provisions:

     (1) The "Applicant" means the party or parties identified as such on page
1.

     (2) "Application" means each application by the Applicant for a letter of credit from the Bank, as such application may be amended or modified from time to time in accordance with the provisions hereof or with the written agreement or consent of the Applicant.

     (3) The "Bank" means Comerica Bank-California.

     (4) An "instrument" means any draft, receipt, acceptance or cable or written demand for payment.

     (5) "Property" means goods and merchandise and any and all documents relative thereto, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed and any right or interest therein.

     (6) "Uniform Customs and Practice" means the Uniform Customs and Practice for Documentary Credits approved by the International Chamber of Commerce and in effect and adhered to by the Bank as of the date of issuance of the Credit.

     In consideration of the issuance by the Bank, upon application by the Applicant from time to time, at the Bank's option, of one or more letters of credit (each such letter of credit as from time to time amended or modified with the consent of the Applicant being hereinafter referred to as the "Credit"), the Applicant hereby agrees with the Bank as follows with respect to each Credit:

     1. The Applicant will reimburse the Bank at its principal office, in cash, the amount required to pay each instrument, such reimbursement to be made on demand in the case of each sight draft or receipt, with interest from the date of payment of the instrument to the date of reimbursement. If the instrument is in foreign currency, such reimbursement shall be in United States currency at the Bank's selling rate for cable transfers to the place of payment of the instrument current on the date of reimbursement or of the Bank's settlement of its obligation, as the Bank may require. If, for any cause, on the date of reimbursement or settlement there is no rate of exchange generally available for effecting such cable transfers, the Applicant will reimburse the Bank on demand in an amount in United States currency equivalent to the Bank's actual cost of settlement of its obligation as the Bank shall make such settlement, with interest from the date of settlement to the date of reimbursement. The Applicant will comply with all governmental exchange regulations now or hereafter applicable to the Credit or instruments or payments related thereto and will pay the Bank, on demand, in United States currency, such amount as the Bank may be required to expend on account of such regulations. Upon the occurrence of an event of default the Applicant shall pay the Bank in cash an amount sufficient to pay all monies that are or will be due to be paid at any time by the Bank or its correspondents to meet disbursements of any kind made or they may be required to be made pursuant to the Letter of Credit regardless of whether the beneficiary under the Letter of Credit has requested payment or whether those obligations have matured or remain contingent.

     2. The Applicant will pay the Bank such commission as has been agreed to, the reasonable fees and expenses of the Bank in connection with the Credit according to the Bank's standard practice, as in effect from time to time, and interest on the amount paid by the Bank and. not reimbursed as provided in paragraph 1 hereof including all charges and expenses paid or in-curred by the Bank in connection therewith, at the rate of three (3%) percent above the Bank's base rate; and effect shall be given to any change in the interest rate resulting from a change in the base rate on the date of such change in the base rate. The "base rate" shall mean the rate of interest established by the Bank from time to time as its base rate, which may not necessarily be the lowest interest rate charged by the Bank to its borrowers. Interest shall be computed on the basis of the actual number of days elapsed, but computed as if each year consisted of three hundred sixty (360) days. However, if the actual amount of interest charged for and collected shall ever exceed the maximum amount permitted by applicable law, interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. The Bank is authorized to charge Applicant's deposit account for all required payments.

     3. Upon any transfer, sale, delivery, surrender or endorsement of any bill of lading, warehouse receipt or other document at any time(s) held by the Bank, or held for its account by any of its correspondents, relative to the Credit, the Applicant will indemnify and hold the Bank, and any such correspondent(s) harmless from and against each and every claim, demand, action or suit which may arise against the Bank, or any such correspondent(s), by reason thereof.

     4. The Applicant agrees to indemnify and hold the Bank and its correspondents harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank or its correspondents may incur (or which may be claimed against the Bank or its correspondents by any person) by reason of, or in connection with, the execution and delivery or transfer of, or payment or failure to pay under, the Credit, or by reason of, or in connection with, any other matters arising under this Application, or any of the transactions contemplated hereby; provided, however, the Applicant shall not be required to indemnify the Bank or its correspondents for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by such party's willful and wrongful misconduct or gross negligence.

     5. The Applicant will pay on demand all reasonable costs and expenses (including without limitation, reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or any Application or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Bank from paying any amount under the Credit.

    6. These Terms and Conditions and the Credit shall be subject to the Uniform

Customs and Practice (a copy of which is available upon request), and, in the event any provision of the Uniform Customs and Practice is or is construed to vary from or be in conflict with any provision of the California Uniform Commercial Code, as from time to time amended and in force (the "Commercial Code"), the Uniform Customs and Practice shall prevail. In addition to other rights of the Bank hereunder or under application for the Credit, any action, inaction or omission taken or suffered by the Bank, or by any of its correspondents, under or in connection with the Credit or the relative instruments, documents, or property, if in good faith and in conformity with such foreign or domestic laws, regulations, or customs as the Bank or any of its correspondents. may deem to be applicable thereto, shall be binding upon the Applicant and shall not place the Bank or any of its correspondents under any liability to the Applicant.

     7. Except insofar as instructions may be given by the Applicant in writing or by a Request (as defined in paragraph 8 below) expressly to the contrary with regard to, and prior to, the Bank's issuance of the Credit: (a) although shipment(s) in excess of the quantity called for under the Credit are made, the Bank may honor the relative instrument(s) in an amount or amounts not exceeding the amount of the Credit, and (b) the Bank may, but shall not be required to, honor, as complying with the terms of the Credit and of the application therefor, any instruments or other documents otherwise in order signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative of the party authorized under the Credit to draw or issue such instruments or other documents.

     8. The Applicant authorizes the Bank to honor the Applicant's orders to issue, amend or pay the Credit for the Applicant's account and risk upon a request communicated to the Bank by telegram, telex, computer, facsimile transmission,, or other electronic means (a "Request") subject to the following: (a) a Request shall be made only by those persons authorized by the Applicant in accordance with the Bank's established requirements and the Bank shall not be obligated to identify such persons so authorized beyond the use of the authorized name or code identification if any is established; (b) all Requests will be confirmed by the Bank in writing by sending to the Applicant a copy of the documents authorized or requested by the Applicant and the Applicant agrees promptly to examine such documents and to report any discrepancies promptly upon receipt of such continuation; (c) if delinquent Requests are to be made, the Bank may, but shall not be obligated to, assign a unique code number or word and require that such code be used by the Applicant (and if such a code number or word is established, all further Requests shall refer to such code); (d) the Bank shall not be liable for any loss that the Applicant may incur as a result of the Bank's compliance with a Request in accordance with this Application even if unauthorized, provided that the Bank acted in good faith, and the Applicant indemnifies the Bank and holds the Bank harmless for any such losses; (e) the Bank will not be liable for any delays in honoring any Request, nor for any delays caused by others to whom the Bank may transmit such Request either at the Applicant's direction or otherwise and the Bank will not be required to honor Requests on the day on which Requests are received unless the Bank has agreed to do so and the Applicant has caused such Request to be received before the time the Bank has specified to honor such Request; (f) the Bank shall not be obligated to honor any Requests provided that the Bank has notified the Applicant by telephonic or other prompt means (g) all Requests shall be subject to the terms of this Agreement and any other written or electronic agreement entered into with the Bank by the Applicant in connection with any transaction relating to such Request. Bank may record any Request made by telephone and any other telephonic communications between the Applicant and the Bank regarding the Credit.

     9. Applicant agrees that the user(s) of the Credit shall be deemed agents of the Applicant and neither the Bank nor its correspondents shall be responsible for: (a) the use which may be made of the Credit or for any acts or omissions of the user(s) of the Credit; (b) the time, place, manner or order in which shipment is made; (c) partial or incomplete shipment, or failure or. omission to ship any or all of the property referred to in the Credit; (d) losses resulting from the Credit providing that a complete set of shipping documents including one original bill of lading be forwarded by the beneficiary directly to Applicant or its customs brokers; (e) the solvency, responsibility or relationship to the property of any party issuing any documents in connection with the property; (f) delay in arrival or failure to arrive of either the property or any of the documents relating thereto; (g) delay in giving or failure to give notice of arrival or any other notice; (h) any breach of contract between the shipper(s) or vendor(s) and the consignee(s) or buyer(s); (i) failure of any instrument to bear any reference or adequate reference to the Credit, or failure of documents to accompany any instrument at negotiation, or failure of any person to note the amount of any instrument on the reverse of the Credit, or to surrender or take up the Credit or to send forward documents apart from instruments as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed may be waived by the Bank; (j) the validity, sufficiency or genuineness of documents, or of any endorsements thereof, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (k) payment by the Bank made against presentation of documents which substantially comply with the terms of the Credit; or (l) any other circumstances whatsoever in making or failing to make payment under the Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for timber investigation, regardless of any notice or information to the contrary. The Bank shall not be responsible for any act, error, neglect or default, omission, insolvency or failure in business of any of its correspondents. The occurrence of any one or more of the contingencies referred to in this paragraph shall not affect, impair or prevent the vesting of any of the Bank's rights or powers hereunder or the Applicant's obligation to make reimbursement. The Applicant will promptly examine (i) the copy of the Credit (and of any amendments thereof) sent to it by the Bank and (ii) all documents and instruments delivered to it from time to time by the Bank, and, in the event of any claim of noncompliance with Applicant's instructions or other irregularity, will immediately notify the Bank thereof in writing, the Applicant being conclusively deemed to have waived any such claim against the Bank and its correspondents unless such notice is given as aforesaid.

     10. The Applicant will promptly procure any necessary import, export or other licenses for the import, export or shipping of the property shipped under or pursuant to or in connection with the Credit, and comply with all foreign and domestic governmental regulations in regard to the shipment of inch property or the financing thereof; and furnish such certificates in that respect as the Bank may at any time require, and keep such property adequately covered by insurance in amounts, against risks and in companies satisfactory to the Bank, and assign the policies or certificates of insurance to the Bank, or make the loss or adjustment, if any, payable to the Bank, at its option, and furnish the Bank, on its demand, with evidence of acceptance by the insurers of such assignment. Should the insurance upon such property for any reason be unsatisfactory to the Bank, the Bank may, at the Applicant's expense, obtain insurance satisfactory to the Bank.

     11. As security for the payment or performance of any and all of the Applicant's obligations and/or liabilities hereunder, absolute or contingent, and also for the payment or performance of any and all other obligations and/or liabilities, absolute or contingent, due or to become due, which are now, or may at any time(s) hereafter be owing by the Applicant to the Bank, or which are now or hereafter existing, the Applicant hereby assigns, pledges, and grants the Bank a security interest and lien upon, and the right of possession and disposal to the following property (the "Collateral"): (a) where applicable, any and all shipping documents, warehouse receipts, policies or certificates of insurance or other documents or instruments accompanying or related to drafts drawn under the Credit and in and to all property shipped, stored or otherwise disposed of under or pursuant to or in connection with the Credit, or in any way relating thereto or to any of the drafts drawn thereunder (whether or not such documents, goods, or other property be released to Bank or upon Bank's order and whether or not any such release shall be on trust or bailee's receipt), and in and to the proceeds of each and all of the foregoing; (b) all Applicant's rights and causes of action against all parties arising from or in connection with the contract, sale or purchase of any Collateral covered by the Credit, or any guarantees, agreements or other undertaking (including those in effect between Applicant and any account party named in the Credit), credits, policies of insurance or other assurances in connection therewith; and (c) all property rights, choses in action, claims and demands of every kind now or thereafter belonging to Applicant and which may now or hereafter be in the posses-sion, custody or control of, or in transit to or set apart for Bank, Bank's agents, or correspondents for any purpose. Further, Applicant agrees at any time and from time to time, on demand, to deliver, convey, transfer or assign to the Bank additional security of a value and character satisfactory to the Bank, or to make such payment as the Bank may require. The Applicant execute, deliver and file such financing statements and other documents as may be requested by Bank from time to time to create, perfect and preserve the security interest created hereby; and the right is granted Bank, to be exercised at its option, to file from time to time financing statements signed by Bank alone and naming Bank as the secured party and the Applicant as the debtor, and indicating the types, or describing the items, of collateral covered hereby, all at the expense of the Applicant.

         12. Upon the failure of the Applicant at any time to keep a margin of security with the Bank satisfactory to the Bank; or upon the death of any Applicant; or if any of the obligations and/or liabilities of the Applicant to the Bank shall not be paid or performed when due; or if there is a breach in any warranty or representation herein; or if the Applicant shall become insolvent (however such insolvency may be evidenced) or commit any act of bankruptcy or insolvency, or make a general assignment for the benefit of creditors, or if the Applicant shall suspend the transaction of its usual business or be expelled or suspended from any exchange; or if an application is made by any judgment creditor of the Applicant for an order directing the Bank to pay over money or to deliver other property; or if a petition in bankruptcy shall be filed by or against the Applicant; or if a petition shall be filed by or against the Applicant or any proceeding shall be instituted by or against the Applicant for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extensions; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial pan of the property of the Applicant or shall assume control over the affairs or operations of the Applicant; or if a receiver shall be appointed of, or a writ of order of attachment or garnishment shall be issued or made against, any of the property or assets of the Applicant; or if the Bank shall in good faith deem itself insecure at any time; thereupon, unless the Bank shall otherwise elect, any and all obligations and liabilities of the Applicant to the Bank, whether now existing or hereafter incurred, shall. become and be due and payable forthwith without presentation, demand or notice, all of which are waived.

     13. If any event described in paragraph 12 above shall have occurred and be continuing, Bank may exercise in respect to the Collateral all the rights and remedies of a secured party under the Commercial Code and any other applicable law and also may, without notice except as specified below, sell such Collateral or any part thereof in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. The Applicant will pay to Bank on demand all costs and expenses (including without limitation, reasonable attorneys' fees and legal expenses) related or incidental to the repossession, custody, preservation, protection, preparation for sale or sale of, or collection from, or other realization upon, any such Collateral, or related or incidental to the establishment, preservation or enforcement of Bank's rights and remedies in respect of any such Collateral.

     14. That if the Applicant is a banking institution, the Applicant hereby appoints the Bank its agent to issue the Credit in accordance with, and subject to, these Terms and Conditions and the Application for the Credit.

     15. The Applicant submits, in any legal proceeding related to this Agreement, any Application or the Credit, to the nonexclusive jurisdiction over the person of the Applicant of any court of competent jurisdiction sitting in the State of California and agrees to a suit being brought in any such court; waives any objection that it may now have or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court; agrees that service of process and any such legal proceeding may be made, and shall be conclusively deemed sufficient and adequate, by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by teletransmission to the Applicant at its address set forth herein or such other address of which the Bank shall be notified in writing, in which event, service shall be deemed complete upon the filing with the court of a copy of the process mailed or sent and an affidavit attesting the mailing or sending. The Applicant agrees that nothing herein shall affect the Bank's right to affect service or process in any other manner permitted by law.

     16. If any law or regulation or the interpretation or implementation thereof by any court or administrative or governmental authority charged with the administration thereof shall either: (a) impose, modify or deem applicable any reserve, capital adequacy, special deposit, limitation or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of; the Bank, or (b) impose on the Bank any insurance premium or other condition regarding this Agreement or the Credit, and the result of any event referred to in clause (a) or (b) above shall be to increase the cost of issuing or maintaining the Credit over that which the Bank assumed in determining its fees or decrease the yield to the Bank of issuing or maintaining the, Credit, then, upon demand by the Bank, the Applicant shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost or decrease in yield, together with interest on each such amount from the date demanded until payment in full thereof at the rate and on the. terms set forth in paragraph 2 above. A certificate as to such increased cost or decrease in yield incurred by the Bank as a result of any event mentioned in clause (a) or (b) above, submitted by the Bank to Applicant, shall be conclusive, absent manifest error, as to the amount thereof.

     17. The Bank shall not be deemed to have waived any of its rights hereunder, unless the Bank or its authorized agents shall have signed such waiver in writing. No such waiver unless expressly as stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

     18. The obligations hereof shall bind the successors and assigns of the Applicant, and all rights, benefits and privileges conferred on the Bank shall be and are extended to and conferred upon and may be enforced by its successors and assigns. If the Applicant is a partnership, the obligations hereof shall continue in force and apply, notwithstanding any change in the membership of such partnership, whether arising from the death or retirement of one or more partners or the accession of one or more new partners. If this Agreement is signed by two or more Applicants, it shall be the joint and several agreement of each Applicant.

     19. Except as otherwise provided herein, any notice from the Bank to the Applicant, if mailed, shall be deemed given when mailed, postage paid, addressed to the Applicant at its address set forth herein or such other address of which the Bank shall be notified in writing. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     20. Subject to the provisions of paragraph 6 above, this Agreement and all rights, obligations and liabilities arising hereunder shall be both governed by, and construed in accordance with the law of the State of California.

     21. This Agreement, any collateral documents relating to security for the Credit and any Requests constitute the entire agreement of the parties with respect to the subject matter hereof, and except as provided in paragraph 8, this Agreement may not be amended except in writing signed by both parties.

     22. The Applicant acknowledges and agrees that Credits requested will not be collateral or security for any obligation secured by real property and thatCredits requested are not intended to guaranty or relate in any way to any obligation secured by real property. The Applicant further acknowledges and agrees that Credits requested will not be governed by the California antideficiency statutes (Code Civ. Proc., sections 580a, 580b, and 580d), the One-Action Rule (Code Civ. Proc., section 726) or the Security-First Rule (Code Civ. Proc., section 726), and that they will constitute a separate and independent obligation.

     23. Applicant Warrants that any Request submitted hereunder and any shipment related to such request is not in violation of U.S. Treasury Foreign Assets Control or Cuban Assets Control Regulations.

     24. The Applicant agrees that the Bank may provide information relating to any Request, Credit or relating to the Applicant to the Bank's parent, affiliates, subsidiaries and service providers.

         Security Agreement
--------------------------------------------------------------------------------

As of OCTOBER 12, 1999, for value received, the undersigned ("Debtor") grants to COMERICA BANK CALIFORNIA ("Bank"), a CALIFORNIA banking corporation, a continuing security interest in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand acceleration or otherwise, of all existing and future indebtedness ("Indebtedness" to the Bank of TELEVIDEO, INC. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding Involving Bank as s result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including, without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

1. Collateral shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

     - specific item listed below and/or on attached Schedule A, if any, is/are also included in Collateral:
           A CERTIFICATE OF DEPOSIT (#859750000023582) DATED SEPTEMBER 29, 1999, IN THE NAME OF TELEVIDEO, INC., IN THE CURRENT AMOUNT OF $1,000,117.80 AND ANY AND ALL SUBSEQUENT RENEWALS THEREOF.

     - all goods, instruments, documents, policies and certificates of insurance, deposits, money or other property (except real property which is not a fixture) which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     - all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

2. Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:

     2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to security interest other than that in favor of Bank and there are no financing statements on file, other than in favor of Bank; and (c) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     2.3 Debtor will keep the Collateral free at all times from all claim, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or Lease, or permit to be sold, transferred or Leased, any or all of the Collateral, except where inventory is pledged as Collateral) for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue a perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any Lien on or security interest in any asset(s) whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     2.5 Debtor will pay within the time that they can be paid without interest or penalty all dues, assessments and similar charges which at any time are or may become a Lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any indebtedness.

     2.7 If Accounts Receivable are pledged as Collateral under this Agreement, then on each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act;
           (b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or I citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

     2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     2.9 If marketable securities are pledged as Collateral under this Agreement and if at any time the outstanding principal balance of the Indebtedness exceeds N/A of the value of the Collateral, as such value is determined from time to time by Bank (herein called the "Margin Requirement"), Debtor shall immediately pay, or cause to be paid to Bank an amount sufficient to reduce the Indebtedness such that the remaining principal outstanding thereunder is equal to or less than the Margin Requirement. Bank shall apply payments made under this paragraph in payment of the Indebtedness in such order and manner of application as Bank in its sole discretion elects. In the alternative, Debtor may provide or cause to be provided to Bank additional collateral in the form of cash or other property acceptable to Bank and with a value, as determined by Bank, that when added to the Collateral will constitute compliance with the Margin Requirement.

     2.10 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtors designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with endorsements or assignments of the Collateral as Bank may request.

     2.11 At any time and without notice, Bank may, as to Collateral other than Equipment, Fixtures or Inventory, (a) cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time Payable or receivable on account of such Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the runner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement.

     2.12 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     2.13 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to Investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     2.14 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

3.   Collection of Proceeds.

     3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all Payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all Payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and
           (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other item which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

     3.2 If Accounts Receivable are pledged as Collateral, this Section 3.2 shall be applicable and Debtor agrees that immediately upon Bank request (whether or not any Event of Default exists) the indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option, may establish and maintain at Debtor's expense):
           (a) an United States Post Office lock box (the "Lock Box") to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-Interest bearing deposit account with Bank which shall be titled at designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

     3.3 If Accounts Receivable are pledged as Collateral, this Section 3.3 shall be applicable, and all items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full Payment of, or with respect to, any Collateral shall, at Bank's option, (i) be applied to the Payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (ii) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without imitation, attorney fees.

4.   Defaults, Enforcement and Application of Proceeds

     4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

           (a) Any failure to pay the indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

           (b) Any failure or neglect to comply with, or breach of or default under, any tern of that Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the indebtedness ("Guarantor") and Bank; or

           (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

           (d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

           (e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

           (f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral.

     4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

           (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

           (b) Institute legal proceedings to foreclose upon the lien and security interest granted by the Agreement, to recover judgment for all amounts then due and owing as indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

           (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

           (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be Located, and take Possession of all or any of it and/or render it unusable; and without being responsible for Loss or damage to such Collateral, hold, operate, sell, lease or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or Lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

                 At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and give by Bank or the public officer to any purchaser at any sales made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

     4.3 Debtor shall at the request of Bank, notify the account debtors or Obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor.

     4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the indebtedness, first to interest, then to principal, then to remaining indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) at may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

     4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

     4.7 Debtor irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and Lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of Debtor:

           (a) to demand, receive, sue for, and give receipt, or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

           (b) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

           (c) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

     4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

5.   Miscellaneous.

     5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

     5.2 Debtor will give Bank not Less than 90 days prior written notice of all contemplated changes in Debtor's name, chief executive office Location, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

     5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

     5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

     5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any indebtedness at any time(s) either before or after maturity or demand without notice to anyone.

     5.6 Debtor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9-504, of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

     5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement.

     5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other dispassion it to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with Postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

     5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

     5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

     5.11 If there is are than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

     5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Division 9 (or, absent definition in Division 9, in any other Division) of the Uniform commercial Code, as of the date of this Agreement. "Uniform Commercial Code" means the California Uniform Commercial Code, as amended.

     5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the reminder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of CALIFORNIA, without regard to conflict of Lets principles.

     5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

     5.15 Debtor's chief executive office is Located and shall be maintained at 2345 Harris Way
              ---------------
              STREET ADDRESS

           San Jose              Ca               95131
           --------------------------------------------------------------------.
           CITY                 STATE             ZIP CODE          COUNTY

           If Collateral is located at other than the chief executive office, such Collateral is located all shall be maintained at

           --------------------------------------------------------------------.
           STREET ADDRESS

           --------------------------------------------------------------------.
           CITY                 STATE             ZIP CODE         COUNTY

           Collateral shall be maintained only at the Locations identified in this Section 5.15.

     5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

     5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in
           Section 2.14 of this Agreement shall survive termination.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7.   Special Provisions Applicable to this Agreement. (*None, if Left blank)






                                        DEBTOR: Televideo Inc.
                                                --------------------------------
                                                DEBTOR NAME TYPED/PRINTED

                                        By: /s/ K. PHILIP HWANG
                                            ------------------------------------
                                            SIGNATURE OF

                                        Its:         CEO &. CHAIRMAN
                                             -----------------------------------
                                             TITLE (If applicable)


                                        By:
                                            ------------------------------------
                                             SIGNATURE OF

                                        Its:
                                             -----------------------------------
                                             TITLE (If applicable)


                                        By:
                                            ------------------------------------
                                             SIGNATURE OF

                                        Its:
                                             -----------------------------------
                                             TITLE (If applicable)

                                        By:
                                            ------------------------------------
                                             SIGNATURE OF

                                        Its:
                                             -----------------------------------
                                             TITLE (If applicable)

Borrower(s):
TELEVIDEO, INC.


PEDESTAL - Dynamic Security Agreement
Revision Date (5/97) GHZ